UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2020
Unit Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-9260	73-1283193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8200 South Unit Drive,	Tulsa,	Oklahoma	74132	US
(Address of principal executive offices)			(Zip Code)	(Country)

Registrant’s telephone number, including area code: (918) 493-7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Introductory Note

On May 22, 2020, Unit Corporation (Company) and its wholly-owned subsidiaries, Unit Petroleum Company (UPC), Unit Drilling Company (UDC), 8200 Unit Drive, L.L.C. (8200 Unit), Unit Drilling Colombia, L.L.C. (Unit Drilling Colombia) and Unit Drilling USA Colombia, L.L.C. (Unit Drilling USA and with the Company, UPC, UDC, 8200 Unit and Unit Drilling Colombia, the Debtors) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (Bankruptcy Code) with the United States Bankruptcy Court for the Southern District of Texas, Houston Division (Bankruptcy Court). The Debtors’ Chapter 11 cases (Chapter 11 Cases) were jointly administered under the caption In re Unit Corporation, et al., Case No. 20-32740 (DRJ).

On August 6, 2020, the Bankruptcy Court entered an order [Docket No. 340] confirming the Debtors’ Amended Joint Chapter 11 Plan of Reorganization [Docket No. 320] (as amended, supplemented, and modified, the Plan).

On September 3, 2020, the Plan's conditions to effectiveness were satisfied, and the Debtors emerged from the Chapter 11 Cases. On t emergence from the Chapter 11 Cases all claims because of the Company’s 6.625% senior subordinated notes due 2021 (Subordinated Notes) were canceled. Holders of the Subordinated Notes claims became entitled to receive shares of the Company’s common stock, par value $0.01 per share (New Common Stock) under the Plan.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2020, the Company entered into an employment agreement (Employment Agreement) with Mr. Thomas Sell, the Company’s Interim Chief Financial Officer, under which he will continue to serve as the Company’s Interim Chief Financial Officer, Chief Financial Officer, or Chief Accounting Officer for a term of two years. The Company and Mr. Sell may renew the term for successive one-year terms until terminated by either party by 60 days’ notice. The Employment Agreement provides for a base salary of $314,500 during the period he serves in either the Chief Financial Officer or Interim Chief Financial Officer position (including if he is simultaneously serving as the Company’s Chief Accounting Officer), and $280,000 during the period he serves solely in the Chief Accounting Officer Position. The Employment Agreement also provides that Mr. Sell will be eligible for discretionary bonus compensation with a target of 45% of his base salary if all performance targets are met.

Mr. Sell will also be eligible to participate in the Company’s Long Term Incentive Plan and any other equity incentive plan of the Company that may be in effect. Mr. Sell is also eligible to participate in the same benefit plans and programs in which other similarly situated Company employees are eligible to participate.

The Employment Agreement also provides for severance on termination of employment under certain circumstances. If Mr. Sell’s employment is terminated (a) by the Company without Cause (as defined in the Employment Agreement) or (b) by Mr. Sell for Good Reason (as defined in the Employment Agreement), then Mr. Sell would be entitled to a severance payment equal to $400,000, subject to releasing the Company of any liability related to his termination.

The above description of the Employment Agreement is intended only as a summary and is qualified in its entirety by reference to the actual terms of the Employment Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On December 11, 2020, the Company posted an investor presentation to its website at www.unitcorp.com. A copy of the presentation is being furnished as Exhibit 99.1.

Under General Instruction B.2 of Form 8-K, the information furnished under Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 is deemed to be “furnished” and will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (Securities Act), or the Exchange Act.

Item 8.01 Other Events.

Issuance of New Common Stock

On December 11, 2020, the Company issued approximately 10.5 million shares of New Common Stock to holders of the Subordinated Notes claims. The New Common Stock was issued under Section 1145 of the Bankruptcy Code (which generally exempts from registration under federal and state securities laws the issuance of securities in exchange for interests in or claims against a debtor under a plan of reorganization). Under the Plan, all shares of New Common Stock were issued in book-entry form through the facilities of The Depository Trust Company (DTC).

All shares of New Common Stock are subject to the transfer restrictions in Article XIV of the Company’s Amended and Restated Certificate of Incorporation (Charter). Article XIV of the Charter provides that, subject to the exceptions provided in Article XIV, any attempted transfer of the New Common Stock will be prohibited and void ab initio if (i) because of the transfer, any person becomes a Substantial Stockholder (as defined below) other than by reason of Treasury Regulations section 1.382-2T(j)(3) or (ii) the Percentage Stock Ownership (as defined in the Charter) interest of any Substantial Stockholder will be increased. A “Substantial Stockholder” means a person with a Percentage Stock Ownership of 4.75% or more.

The Company is seeking to have the New Common Stock quoted on one of the OTC markets. However, no assurance can be given that the Company will complete the required steps for the New Common Stock to be regularly quoted on an OTC market or that the brokers or dealers will regularly quote the New Common Stock. If the New Common Stock is not regularly traded, the trading and liquidity of the New Common Stock could be adversely impacted. The Company expects to complete the OTC qualification process promptly and will publicly disclose the results once completed.

Additional Risk Factors

The Company is supplementing the risk factors in its Annual Report on Form 10-K for the year ended December 31, 2019 with the risk factors set forth below:

Financial information as of and for the nine months ended September 30, 2020 is not currently available, and our historical financial information is not indicative of our future performance, which may be volatile.

The Company has not filed its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2020, and recent financial data is not available to holders of our securities. Our ability to file the delayed Quarterly Report and resume a timely filing schedule regarding our SEC reports is subject to several contingencies, some of which may be beyond our control.

Further, because of the Chapter 11 Cases, the amounts reported in the consolidated financial statements in such Quarterly Report will reflect the consummation of our reorganization and the adoption of fresh start accounting. Our reorganization requires that we adopt fresh start accounting, which means our assets and liabilities will be recorded at fair value as of the fresh start reporting date, which will differ materially from the recorded values of assets and liabilities on our consolidated balance sheets before our reorganization. Our financial position and results of operations after applying fresh start accounting will not be comparable to our historical financial statements on or before that date. This will make it difficult for stockholders to assess our performance in relation to prior periods. In addition, our results of operations and financial condition as of and for the nine months ended September 30, 2020 continued to be negatively affected by the effects of the COVID-19 pandemic and the resulting impact on oil and gas prices. Investors in our securities are cautioned that the trading prices of our securities may be volatile as information about our results of operations and financial condition is disclosed.

Holders of the New Common Stock could be subject to either one or both of U.S. federal withholding tax and U.S. federal income tax and corresponding tax reporting obligations on the sale, exchange, or other disposition of the New Common Stock , which could adversely affect the trading and liquidity of the New Common Stock.

The Company believes that it is, and will remain for the foreseeable future, a “U.S. real property holding corporation” for U.S. federal income tax purposes. Under the Foreign Investment in Real Property Tax Act (FIRPTA), non-U.S. holders may be subject to U.S. federal income tax on gain from the sale, exchange, or other disposition of shares of New Common Stock, in which case they would also be required to file U.S. federal income tax returns regarding such gain and may be subject to a U.S. federal withholding tax regarding a disposition of shares of New Common Stock. Whether these FIRPTA provisions apply depends on the amount of New Common Stock that a non-U.S. holders hold and whether, when they dispose of their New Common Stock, the New Common Stock is treated as regularly traded on an established securities market within the meaning of the Treasury Regulations (regularly traded).

If the New Common Stock is regularly traded during a calendar quarter, (A) no withholding requirements would be imposed under FIRPTA on transfers of New Common Stock and (B) only a non-U.S. holder who has held, actually or constructively, over 5% of New Common Stock at any time during the shorter of (x) the five-year period ending on the date of disposition, and (y) the non-U.S. holder’s holding period for its shares of New Common Stock, would be subject to U.S. federal income tax on the sale, exchange or disposition of such shares of New Common Stock during such calendar quarter under FIRPTA.

However, if during any calendar quarter the New Common Stock is not regularly traded, any purchaser of New Common Stock generally will have to withhold (and remit to the Internal Revenue Service) 15% of the gross proceeds from the sale of the New Common Stock unless provided with a certificate of non-foreign status or an Internal Revenue Service (IRS) withholding certificate from the seller. Because the New Common Stock is being issued in book-entry form through DTC, sellers may be unable to provide the necessary documentation to the purchasers to establish an exemption from withholding. And the purchasers may be unable to withhold from the purchase price and remit the withheld amount to the IRS if they cannot obtain the identifying information of the sellers. It may be difficult or impossible to complete a transfer in compliance with tax laws in any calendar quarter when the New Common Stock is not regularly traded.

The Company is seeking to have the New Common Stock quoted on one of the OTC markets and, if successful, the New Common Stock may be treated as regularly traded during any calendar quarter in which it is regularly quoted on one of such OTC markets by brokers or dealers making a market in the New Common Stock. However, the New Common Stock is not currently quoted on any OTC market and no assurance can be given that the Company will complete the required steps for the New Common Stock to become regularly quoted on an OTC market or that the brokers or dealers will regularly quote the New Common Stock. If the New Common Stock is not regularly traded, the trading and liquidity of the New Common Stock could be adversely impacted because of the withholding and other tax obligations under FIRPTA.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are not statements of historical facts and often contain words such as "may," "will," "expect," "believe," "anticipate," "plan," "estimate," "seek," "could," "should," "intend," "potential," or words of similar meaning. Forward-looking statements are based on management's current expectations, beliefs, assumptions and estimates about the Company, industry, economic conditions, government regulations and energy policies and other factors. Forward-looking statements may include, for example, statements about the Company's ability to have the New Common Stock quoted on one of the OTC markets and whether or not the New Common Stock will be regularly quoted by brokers or dealers. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding management's expectations of plans, strategies, objectives, growth and anticipated financial and operational performance; financial prospects; anticipated sources and uses of capital and other matters. Forward-looking statements are also subject to the risk factors and cautionary language described occasionally in the reports and registration statements the Company files with the Securities and Exchange Commission, including those in the Company's most recent Annual Report on Form 10-K and any updates thereto in the Company's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Additional factors, events, or uncertainties that may emerge occasionally, or those that the Company deems immaterial, could cause the Company's actual results to differ, and it is impossible for the Company to predict them all. The Company makes forward-looking statements based on currently available information, and the Company assumes no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in this Current Report on Form 8-K, whether because of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1	Employment Agreement between Thomas Sell and Unit Corporation

99.1	Presentation Materials dated December 11, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unit Corporation

Date: December 11, 2020	By:	/s/ Drew Harding
Drew Harding Vice President, Secretary & General Counsel

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